                                                               (LOGO)
                                                              Aberdeen
                                                            Australia Equity
                                                               Fund, Inc.


       Invests primarily in equity securities of Australian companies listed on The Australian Stock Exchange.

                                                          Semi-Annual Report

                                                            April 30, 2002

Letter to Shareholders

                                     June 21, 2002
Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc.
(the "Fund") for the six months ended April 30, 2002.
Included in this report is a review of the Australian economy and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, Aberdeen Asset Managers (C.I.)
Limited.

Quarterly Distribution Rate
For the 12 months ended April 30, 2002, the Fund paid a total of 48.75 cents per share, which equates to an annualized cash distribution rate of 8.1%, based upon the share price of $5.99 as of April 30, 2002. The cash distribution for the current quarter of 2.5 cents per share was paid on April 12, 2002. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On March 14, 2002, the Board of Directors determined to discontinue the Fund's managed distribution policy, in order to better enable the Investment
Manager to achieve the Fund's principal investment objective of long-tem capital appreciation. The
Board of Directors also declared a quarterly distribution of 2.5 cents per share, that was paid
April 12, 2002. It is the Board's intention that the quarterly distribution of 2.5 cents per share be maintained for 12 months, beginning with the April
12, 2002 distribution payment. This policy is subject to regular review at the Board's quarterly meetings. The next review is scheduled to take place in September 2002.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31, 2002.

Net Asset Value Performance
For the six months ended April 30, 2002, the Fund's total return based on NAV increased by 17.3% after expenses (assuming reinvestment of distributions) compared with an 11.5% increase, in US dollar terms, in the S&P/ASX 200 Accumulation Index.

2 Aberdeen Australia Equity Fund, Inc.

Share Price Performance
The Fund's share price rose 13.2% over the six months, from $5.29 on October 31, 2001 to $5.99 on April 30, 2002. The Fund's share price on April 30,
2002, represented a discount of 11.9% to the NAV per share of $6.80 on that date. On October 31, 2001, the discount to NAV was 11.4%. At the date of this report the share price was $6.42, representing a discount of 10.7% to the NAV of $7.19.

Buy-Back Program
On March 19, 2001 the Fund announced the approval of a share buy-back program. Purchases of shares under this program commenced on June 6, 2001, and as of the date of this report 134,700 shares have been repurchased and cancelled.

Shareholders Elect Directors
At the Annual Meeting of Shareholders, Mr. Chris
Fishwick, Mr. Howard A. Knight, Mr. Hugh Young and
Sir David Rowe-Ham were elected by the holders of the Fund's common stock as Class II Directors to serve for a three-year term expiring at the 2005 Annual
Meeting of Shareholders.

Fund Investment Policy
The Securities and Exchange Commission has adopted a rule under the Investment Company Act of 1940 regarding fund names. This rule requires funds with names suggesting an investment focus to adopt a policy to invest at least 80% of the fund's assets in investments suggested by its name. In order to comply with this rule, the directors of the Fund adopted the following investment policy, at the June
19, 2002 Board meeting:

   For as long as the name of the Fund remains Aberdeen
   Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, listed on the Australian Stock Exchange
   Limited. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

                          Aberdeen Australia Equity Fund, Inc. 3

This policy is consistent with the investment policies of the Fund set forth in the Fund's prospectus, as further amended by shareholders at the Annual Meeting of Shareholders on May 14, 1998.

For information about the Fund, including weekly
updates of share prices, NAV and details of recent
distributions, please contact Aberdeen Asset
Management, Investor Relations, by:

<BUL> Calling toll free on 1-800-522-5465 in the United States,
<BUL> E-mailing to InvestorRelations@aberdeen-asset.com, or
<BUL> Visiting the website at www.aberdeen-asset.us

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,


Hugh Young
Chairman and President

All amounts are U.S. dollars unless otherwise stated.

4 Aberdeen Australia Equity Fund, Inc.

Your Board's policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the
Fund is required to indicate the source of each distribution to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2001, including the distribution paid on April 12, 2002, are made up of 39% net investment income and 61% return of paid-in capital.

This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2003, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

                   Aberdeen Australia Equity Fund, Inc. 5

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend
Reinvestment and Cash Purchase Plan ("the Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least
$100 per month. Under this arrangement, State Street
Bank & Trust Company (the "Plan Agent") will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case, the Fund will issue additional shares.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust
Company, P.O. Box 8200, Boston, MA 02266 or toll free on 1-800-451-6788.

6 Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager

Investment Strategy
With the bottoming of the interest rate cycle across the globe and the economic environment becoming less bond friendly, the Fund took an underweight position in the banking sector over the six months ended April
30, 2002. The Fund also maintained its underweight position in the media sector, as media companies were affected by falling advertising revenues, circulation and subscriptions. The Fund's move towards more defensive and value stocks resulted in continued increased weighting in the insurance, utilities, wine and gaming sectors. The Fund's underweight position in resource stocks was also neutralized over the six-month period, given the view that industrial production (which is supplied by resource stocks) has seen its low point and should increase in 2002. The
Fund continues to explore media stocks and other cyclicals, which are expected to perform well as the economic environment improves.

Portfolio Composition
The following chart summarizes the composition of the Fund's portfolio, expressed as a percentage of net assets. On April 30, 2002, the Fund held 96.3% of its assets in equities, and 3.7% in short-term investments.

                       (GRAPH)

                     Aberdeen Australia Equity Fund, Inc. 7

Selected Equity Holdings

The following notes highlight the Fund's top ten long-term holdings at April 30, 2002.

6.2% of net assets
QBE Insurance Group Ltd is an international insurance and reinsurance group, with operations in over 40 countries, underwriting most forms of commercial, industrial and individual insurance policies. The
Group is involved in the management of seven Lloyd's syndicates, together with the management of workers compensation plans in New South Wales. The Group's strategy is directed at growth through acquisitions, customer retention and the development of new products. QBE posted a loss of A$25 million for the year to December 2001. The result was hurt by more than A$1.5 billion in gross claims from the September
11th World Trade Center attacks. To restore its balance sheet, QBE successfully raised A$663 million from existing shareholders in October 2001. QBE will now inject A$550 million into its Lloyds, European company and Americas divisions that together represent 70% of QBE's worldwide business.

6.2% of net assets
Rio Tinto Ltd is the third largest mining company in the world, focused on developing resource operations globally via acquisitions and organic growth. This strategy has seen Rio Tinto make a number of acquisitions in the last two years across five of its core product groups. The North acquisition has expanded Rio Tinto's iron ore business. Benefits are expected to be derived from the existing Hammersley iron ore operation's close proximity to North Robe
River operations in Western Australia. Despite the weak economic environment and low base metal prices, Rio Tinto posted a record result for the year to December 2001, driven by higher prices for bulk commodities, iron ore and coal.

5.7% of net assets
BHP Billiton Ltd is a major international resources company with a global portfolio of assets. The group has substantial interests in oil, gas, liquefied natural gas, nickel, diamonds and silver. Its main areas of operation are oil in Australia, the Gulf of Mexico and the UK; global copper production, iron ore mining and processing in Australia and South America;
coal mining and steel production in Australia. BHP
Billiton's focus is currently on portfolio management and improving

8 Aberdeen Australia Equity Fund, Inc.

the quality of the company's asset base. BHP Billiton announced first-half results for the 2002 fiscal year that were ahead of expectations, thus showing the benefits of geographic and commodity diversification.

5.0% of net assets
BRL Hardy Ltd is the second largest wine producer in Australia and is a major wine exporter. The company's wines are distributed worldwide through a network of sales and marketing operations, and its brands include Hardys, Houghton, Banrock and Station Wines.
BRL's strategy is to provide a sufficient volume of quality wine to satisfy demand in Australia and overseas, prompting a vineyard expansion program. BRL
Hardy posted a record profit for the 2001 fiscal year, driven by strong growth in Europe and in Australasia.

4.8% of net assets
Australian Gas Light Company Ltd ("AGL") is an energy investment, marketing and development company. AGL's strategy is focused on new opportunities following the deregulation of the Australian energy market. As part of this strategy the company is undertaking a shift away from its reliance on regulated assets towards becoming an integrated energy service provider.

4.8% of net assets
Leighton Holdings Ltd is one of Australia's largest project development and construction groups. The
Group also produces over 60 million tons of coal annually across Australia and Asia, positioning it at the top end of international coal producers. The
Group consists of five operating companies. A strong performance in the first half of 2002 saw Leighton deliver a 14% rise in net profit. The result was driven by an improved contribution from Asian operations in particular. Leighton's strategy is focused on diversifying its income stream both geographically and operationally to reduce its historical reliance on the Australian construction market. Management is looking to growth in the Group's Asian operations and infrastructure projects.
Selected Equity Holdings (continued)

               Aberdeen Australia Equity Fund, Inc. 9

4.5% of net assets
Westpac Banking Corporation Ltd is a provider of banking and financial services in Australia, New
Zealand and nine Pacific Island nations. The Company also maintains offices in key financial centers around the world. Westpac operates four main business divisions, including Australian Retail Financial
Services, Westpac Institutional Bank, Westpac Trust and Pacific Banking. Westpac's emphasis is on a regional banking strategy in its core markets of Australia, New Zealand and the Pacific. Westpac is aiming at supplying more services and products to existing customers, particularly in the fast growing areas of housing and business lending and retail funds management. The bank continues to focus on technology and infrastructure as a means of improving efficiency and reducing costs.

4.4% of net assets
Australia & New Zealand Banking Group Ltd ("ANZ") is one of Australia's four largest banks, with a network extending across Asia and the Pacific. The Bank operates through 16 specialist business units and provides retail and corporate banking, project and structured finance, foreign exchange, unit trusts, managed investments, trust funds, general and life insurance, and fund management services. ANZ also provides corporate and institutional banking services in eleven Asian countries and retail banking services in nine countries in the Pacific region. In May 2002 the Company established a joint venture with ING in funds management and life insurance in Australia, which will be 51% owned by ING and 49% by ANZ and will supply funds management and insurance products to ANZ's corporate and personal clients.

4.1% of net assets
Telstra Corporation Ltd is Australia's largest telecommunications and information services company, providing products and services that cover all aspects of the telecommunications industry in Australia. Telstra is the national universal service provider, ensuring that telephone services are reasonably accessible to all people in Australia. The
Company is 50.1% owned by the Australian Government.
Telstra is Australia's largest provider of internet services and mobile telecommunications services, and provides pay-TV services through Foxtel and Telstra
Saturn.

10 Aberdeen Australia Equity Fund, Inc.

4.1% of net assets
Commonwealth Bank of Australia ("CBA") provides a wide range of banking, financial and related services primarily in Australia. CBA is Australia's largest retail bank, providing a full range of financial services to over 7 million retail customers in Australia, and is a leading provider of home loans in Australia, with over 23% of market share. In terms of external funds under management, CBA is Australia's largest fund manager, and the largest manager in retail superannuation and allocated pension and annuities by funds under management.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of the investment, that industry group represents 20% or more of the S&P/ASX 200
Accumulation Index.

As of April 30, 2002, the Fund did not have more than 25% of its assets invested in any industry group.

               Aberdeen Australia Equity Fund, Inc. 11

Market Review and Outlook

Economy
Confidence in Australia's ability to ride out the global recession has been boosted by a number of indicators showing the economy ended 2001 with consumer spending and housing investment still strong and the jobs market enjoying a tentative recovery.
GDP data revealed a 1.3% increase in GDP in the fourth quarter of 2001, well above the market consensus expectation of a 0.8% rise. Importantly, a further run down in inventory levels in the quarter is expected to require a boost to production, leading to further solid growth in the first half of 2002.

The very low level of interest rates means that housing finance for construction and building approvals could remain at relatively high levels for some time. The composition of growth is likely to shift again in 2002 as export growth slows further, impacted by a weaker global economy, while domestic consumption is likely to remain supported by low interest rates and positive real wages growth.
Despite the Australian stock market outperforming major global markets in 2001, the domestic outlook is clouded by the timing of a US-led economic recovery.

Stock Market
The Australian stock market made a strong start to the new year, relative to world markets. A comparatively strong local economic climate provided the basis for the market's performance, with a number of themes becoming prevalent, the most notable being a rotation into cyclical stocks on growing conviction of a recovering global economy. The more cyclical sectors (engineering, resources, transport, paper & packaging) outperformed over the six-month period while defensive sectors (property trusts, healthcare, consumer staples) underperformed.

Company reporting season, which provided positive signs to suggest that the profit cycle has now bottomed, dominated the first quarter of 2002.
Economic releases during the six-month period ended
April 30, 2002 almost uniformly surpassed expectations, showing a surprising strength in labor force numbers and continued strength in leading indicators of housing.

Currency
Global reflation and signs of a global upturn underpinned an appreciation of the Australian dollar during the six-month period ended April 30, 2002. The widening of the differential between Australian and US interest rates continued over the

12 Aberdeen Australia Equity Fund, Inc.

quarter, reaching levels not seen since the mid
1990s. The Investment Manager expects that this should be a key source of support to the currency in the near term, as will the relative strength of domestic fundamentals. There can be no assurances, however, that the Investment Manager's expectations will be met.

The Australian dollar rose over the six months, closing at US $0.54 on April 30, 2002.

Aberdeen Asset Managers (C.I.) Limited
June 2002


             Aberdeen Australia Equity Fund, Inc. 13

Portfolio of Investments (unaudited)
April 30, 2002

                                          Value
Shares       Description                  (US$)
---------------------------------------------------
LONG-TERM INVESTMENTS--96.3%
Common Stocks--96.3%
Diversified Industries--28.1%
2,280,000    Australian Agricultural
              Company Limited*             1,040,583
1,120,000    BRL Hardy Limited             5,833,280
 387,000     Foodland Associated
              Limited                      3,756,925
1,853,000    Foster's Group Limited        4,706,084
1,000,000    Leighton Holdings
              Limited                      5,610,988
1,190,000    Lion Nathan Limited           3,066,982
1,150,000    National Foods Limited        1,864,781
2,000,000    Pacifica Group Limited        4,102,196
 382,000     Woolworths Limited            2,693,092
                                      --------------
                                          32,674,911
                                      --------------
Resources and Mining--17.1%
1,140,000    BHP Billiton Limited          6,610,764
1,417,000    Iluka Resources Limited       3,461,819
 373,000     Rio Tinto Limited             7,230,013
 513,316     WMC Limited                   2,538,444
                                      --------------
                                          19,841,040
                                      --------------
Services--51.1%
 503,000     Australia & New Zealand
              Banking Group Limited        5,126,102
1,086,456    Australian Gas Light
              Company Limited              5,623,572
 364,000     Australian Stock
              Exchange Limited             2,634,598
2,080,000    AXA Asia Pacific
              Holdings Limited             3,361,653
 270,000     Commonwealth Bank of
              Australia                    4,762,360
2,150,000    GasNet Australia Trust*       2,239,563
 250,000     National Australia Bank
              Limited                      4,664,637
1,850,000    QBE Insurance Group
              Limited                      7,261,263
1,639,316    TAB Queensland Limited        3,054,325
 580,000     TABCORP Holdings
              Limited                      3,752,650
1,600,000    Telecom Corporation of
              New Zealand Limited          3,470,759
1,750,000    Telstra Corporation
              Limited                      4,782,764
 605,000     Westpac Banking
              Corporation Limited          5,275,510
 476,000     Woodside Petroleum
              Limited                      3,458,023
                                      --------------
                                          59,467,779
                                      --------------
             Total common stocks
              (cost $100,251,105)        111,983,730
                                      --------------

Principal
Amount
(000)
---------
SHORT-TERM INVESTMENT--3.4%
Demand Deposit--3.4%
A$
   7,404     Banque Nationale de
              Paris,
              4.00%, 5/1/02
              (cost $3,951,882)            3,975,362
                                      --------------

-------------------------------------------------------------------------------
Total Investments--99.7% (cost $104,202,987; Note 4)                115,959,092
Other assets in excess of liabilities--0.3%                             324,923
-------------------------------------------------------------------------------
Net assets--100%                                                   $116,284,015
------------------------------
* Non-income producing security.
14 Aberdeen Australia Equity Fund, Inc.      See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
April 30, 2002

Assets
Investments, at value (cost $104,202,987)..........................   $115,959,092
Receivable for investments sold....................................      1,407,561
Dividends and interest receivable..................................         35,830
Other assets.......................................................         45,983
                                                                      ------------
    Total assets...................................................    117,448,466
                                                                      ------------
Liabilities
Payable to custodian...............................................         37,605
Payable for investments purchased..................................        699,205
Accrued expenses and other liabilities.............................        337,306
Investment management fee payable..................................         85,851
Administration fee payable.........................................          4,484
                                                                      ------------
    Total liabilities..............................................      1,164,451
                                                                      ------------
Net Assets.........................................................   $116,284,015
                                                                      ------------
                                                                      ------------
Net assets were comprised of:
    Common stock, $.01 par value...................................   $    171,079
    Paid-in capital in excess of par...............................    137,907,563
                                                                      ------------
                                                                       138,078,642
    Overdistribution of net investment income......................     (1,731,987)
    Accumulated net realized loss on investments...................       (995,003)
    Net unrealized appreciation on investments.....................     13,849,451
    Accumulated net realized and unrealized foreign exchange
    losses.........................................................    (32,917,088)
                                                                      ------------
    Net assets.....................................................   $116,284,015
                                                                      ------------
                                                                      ------------
Net asset value per share:
  ($116,284,015 / 17,107,898 shares of common stock issued
  and outstanding).................................................          $6.80
                                                                      ------------
                                                                      ------------

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 15

Statement of Operations (unaudited)
Six Months Ended April 30, 2002

Net Investment Income
Income
  Dividends (net of foreign withholding taxes of $49,290)...........   $  2,091,382
  Interest..........................................................         95,788
  Income from securities loaned, net................................         14,696
                                                                       ------------
  Total income......................................................      2,201,866
                                                                       ------------
Expenses
  Investment management fee.........................................        540,426
  Custodian's fees and expenses.....................................         92,000
  Directors' fees and expenses......................................         78,000
  Reports to shareholders...........................................         65,000
  Legal fees and expenses...........................................         60,000
  Insurance expense.................................................         47,000
  Independent accountant's fees and expenses........................         37,000
  Investor relations fees and expenses..............................         35,000
  Administration fee................................................         27,888
  Transfer agent's fees and expenses................................         23,000
  Miscellaneous.....................................................          4,551
                                                                       ------------
  Total operating expenses..........................................      1,009,865
                                                                       ------------
Net investment income...............................................      1,192,001
                                                                       ------------
Realized and Unrealized Gains on Investments and Foreign Currencies
Net realized gain on investment transactions........................      1,787,679
Net increase in unrealized appreciation on investments..............      7,812,313
                                                                       ------------
Net gain on investments.............................................      9,599,992
                                                                       ------------
Net increase in net assets resulting from operations before net
  foreign exchange gains............................................     10,791,993
Net realized and unrealized foreign exchange gains..................      6,378,756
                                                                       ------------
Net Increase In Net Assets Resulting From Operations................   $ 17,170,749
                                                                       ------------
                                                                       ------------

16 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

Statement of Changes in Net Assets (unaudited)

                                                      Six Months            Year
                                                        Ended              Ended
                                                    April 30, 2002    October 31, 2001
                                                    --------------    ----------------
Increase (Decrease) in Net Assets
Operations
  Net investment income..........................    $  1,192,001       $  2,037,541
  Net realized gains (losses) on investment
    transactions.................................       1,787,679         (2,376,854)
  Net increase (decrease) in unrealized
    appreciation on investments..................       7,812,313           (618,229)
                                                    --------------    ----------------
  Net increase (decrease) in net assets resulting
    from operations before net foreign exchange
    gains (losses)...............................      10,791,993           (957,542)
  Net realized and unrealized foreign exchange
    gains (losses)...............................       6,378,756         (2,829,055)
                                                    --------------    ----------------
  Net increase (decrease) in net assets resulting
    from operations..............................      17,170,749         (3,786,597)
Dividends to shareholders from net investment
  income.........................................      (2,958,730)          --
Tax return of capital............................        --              (11,592,876)
Cost of Fund shares reacquired in repurchase
  program (48,900 and 33,200 shares,
  respectively)..................................        (289,498)          (200,299)
                                                    --------------    ----------------
Total increase (decrease)........................      13,922,521        (15,579,772)
Net Assets
Beginning of period..............................     102,361,494        117,941,266
                                                    --------------    ----------------
End of period(a).................................    $116,284,015       $102,361,494
                                                    --------------    ----------------
                                                    --------------    ----------------
------------------------------
(a) Includes undistributed net investment income
    of:..........................................    $   --             $     34,742
                                                    --------------    ----------------

See Notes to Financial Statements.      Aberdeen Australia Equity Fund, Inc. 17

Notes to Financial Statements (unaudited)

Aberdeen Australia Equity Fund, Inc. (the 'Fund') is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the Fund's total assets will be invested in equity securities listed on The Australian Stock Exchange and that current income will be derived primarily from dividends and interest on Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian subcustodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:
The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency.

Securities Valuation:
Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements:
In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction,

18 Aberdeen Australia Equity Fund, Inc.

including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:
Australian dollar ('A$') amounts are translated into United States dollars ('US$') on the following basis:

(i) market value of investment securities, other assets and liabilities--at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at April 30, 2002. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized and unrealized foreign exchange gains (losses) include realized foreign exchange gains (losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains (losses) in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains (losses) shown in the composition of net assets at April 30, 2002 represent foreign exchange gains (losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the United States dollar.

The exchange rate at April 30, 2002 was US$0.54 to A$1.00 for the Australian dollar.
                                         Aberdeen Australia Equity Fund, Inc. 19

Securities Transactions and Net Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Dividends and Distributions:
It is the Fund's current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions if necessary, on a quarterly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Taxes:
For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains (losses) resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.

It is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no provision for United States income taxes is required. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.

Securities Lending:
The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned

20 Aberdeen Australia Equity Fund, Inc.

should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of April 30, 2002, there were no securities on loan.

Note 2. Agreements

Aberdeen Asset Managers (C.I.) Limited (the 'Investment Manager') serves as investment manager to the Fund and Aberdeen Asset Management Limited (the 'Investment Adviser') serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively, each dated December 22, 2000. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $146,163 to the Investment Adviser during the six months ended April 30, 2002.

Prudential Investments LLC (formerly known as Prudential Investments Fund Management LLC) (the 'Administrator') serves as administrator to the Fund pursuant to an agreement dated December 11, 1987, which provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.

Under terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. ('Aberdeen'), serves as the Fund's investor relations services provider. This agreement provides Aberdeen with a monthly retainer fee of $5,000 plus out of pocket expenses. During the six months ended April 30, 2002, the Fund incurred fees of approximately $30,000 for

                                         Aberdeen Australia Equity Fund, Inc. 21
the services of Aberdeen. As of April 30, 2002, $5,000 was due to Aberdeen. Investor relations expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 aggregated $49,333,455 and $46,364,508, respectively.

Note 4. Tax Information

The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of April 30, 2002 were as follows:

                                                               Net
                                                            Unrealized
   Tax Basis         Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
  $102,816,861       $15,659,904        $(2,517,673)       $13,142,231

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2001, of $2,467,381, which expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 5. Capital

There are 20 million shares of common stock authorized at $.01 par value per share. At April 30, 2002 there were 17,107,898 shares issued and outstanding. On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. Through April 30, 2002, there have been 82,100 shares repurchased and cancelled under this program.

Note 6. Dividends and Distributions

The Board of Directors of the Fund declared on June 19, 2002 a distribution of $0.025 per share payable on July 12, 2002 to shareholders of record on June 28, 2002. Distributions may be comprised of a combination of investment income, realized capital gains and, to the extent necessary, paid-in capital.

22 Aberdeen Australia Equity Fund, Inc.

Note 7. Beneficial Ownership

Based upon filings with the Securities and Exchange Commission as of February 12, 2001, Mira L.P. was the beneficial owner of 31.1% of the outstanding shares of the Fund.
                                         Aberdeen Australia Equity Fund, Inc. 23

Financial Highlights (unaudited)

                                                                               Six Months
                                                                                 Ended
                                                                             April 30, 2002
                                                                             --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................................      $   5.97
                                                                             --------------
Net investment income.....................................................           .07
Net realized and unrealized gains (losses) on investments and foreign
  currencies..............................................................           .93
                                                                             --------------
  Total from investment operations........................................          1.00
                                                                             --------------
Dividends from net investment income......................................          (.17)
Distributions from net capital and currency gains.........................            --
Tax return of capital.....................................................            --
                                                                             --------------
  Total dividends and distributions.......................................          (.17)
                                                                             --------------
Capital reduction with respect to issuance of Fund shares.................            --
Increase resulting from Fund share repurchase.............................            --D
                                                                             --------------
Net asset value, end of period............................................      $   6.80
                                                                             --------------
                                                                             --------------
Market price per share, end of period.....................................      $   5.99
                                                                             --------------
                                                                             --------------
TOTAL INVESTMENT RETURN BASED ONPound:
Market value..............................................................         16.65%
Net asset value...........................................................         17.34%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets...................................          1.83%*
Ratio of net investment income to average net assets......................          2.15%*
Portfolio turnover rate...................................................            43%
Net assets, end of period (000 omitted)...................................      $116,284
Average net assets (000 omitted)..........................................      $111,550

------------------------------
     * Annualized.
 Pound Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total returns for periods of less than a full year are not annualized.
     D Less than $0.005 per share.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.

24 Aberdeen Australia Equity Fund, Inc.      See Notes to Financial Statements.

                                       Year Ended October 31,
----------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------     ----------------     ----------------     ----------------     ----------------
    $   6.86             $   8.78             $   8.25             $   9.35             $  10.98
    --------             --------             --------             --------             --------
         .12                  .14                  .08                  .21                  .18
        (.33)               (1.25)                1.26                 (.41)               (1.45)
    --------             --------             --------             --------             --------
        (.21)               (1.11)                1.34                 (.20)               (1.27)
    --------             --------             --------             --------             --------
          --                 (.12)                (.30)                (.23)                (.17)
          --                 (.69)                (.51)                (.66)                (.18)
        (.68)                  --                   --                   --                   --
    --------             --------             --------             --------             --------
        (.68)                (.81)                (.81)                (.89)                (.35)
    --------             --------             --------             --------             --------
          --                   --                   --                 (.01)                (.01)
          --D                  --                   --                   --                   --
    --------             --------             --------             --------             --------
    $   5.97             $   6.86             $   8.78             $   8.25             $   9.35
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
    $   5.29             $  5.875             $   8.00             $ 6.5625             $   7.44
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
        1.06%              (17.31)%              34.91%               (0.38)%             (15.17)%
       (2.32)%             (12.02)%              17.77%               (0.34)%             (11.37)%
        1.80%                1.66%                2.58%                1.61%                1.39%
        1.77%                1.66%                 .87%                2.38%                1.68%
          50%                 120%                 143%                 180%                 270%
    $102,361             $117,941             $150,916             $141,794             $159,422
    $115,051             $143,801             $157,565             $149,827             $182,588

See Notes to Financial Statements.      Aberdeen Australia Equity Fund, Inc. 25

Supplemental Proxy Information (unaudited)

The Annual Meeting of Shareholders of Aberdeen Australia Equity Fund, Inc. was held on Thursday, March 21, 2002 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purpose:

To elect four Directors to serve as Class II Directors for a three-year term expiring in 2005:

   - Chris Fishwick
   - Howard A. Knight
   - Sir David Rowe-Ham
   - Hugh Young

The results of the proxy solicitation on the above matter were as follows:

                                                Votes
           Director           Votes for       withheld
      -------------------    -----------    -------------
      Chris Fishwick          15,230,376       479,956
      Howard A. Knight        15,236,732       473,600
      Sir David Rowe-Ham      15,229,110       481,222
      Hugh Young              15,230,376       479,956

Directors whose term of office continued beyond this meeting are as follows:
     Anthony E. Aaronson, David L. Elsum, Laurence S. Freedman, Neville J. Miles, Peter J. O'Connell, William J. Potter, Peter D. Sacks and John T. Sheehy.

26 Aberdeen Australia Equity Fund, Inc.

Other Information (Unaudited)

Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at
(800) 451-6788.

State Street Bank & Trust Company (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Plan declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.

In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

                                         Aberdeen Australia Equity Fund, Inc. 27

The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole shares and cash for fractional shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

28 Aberdeen Australia Equity Fund, Inc.

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

               This page intentionally left blank

Directors                      Officers

Hugh Young, Chairman           Hugh Young, President
Anthony E. Aaronson            Christian Pittard, Treasurer and
David L. Elsum                    Assistant Secretary
Chris Fishwick                 Roy M. Randall, Secretary
Laurence S. Freedman           Michael Karagianis, Vice President
Howard A. Knight               James Blair, Assistant Vice President
Neville J. Miles               Beverley Hendry, Assistant Treasurer
Peter J. O'Connell             Timothy Sullivan, Assistant Treasurer
William J. Potter              Simon Bignell, Assistant Treasurer
Sir David Rowe-Ham             Jack R. Benintende, Assistant Treasurer
Peter D. Sacks                 Allan S. Mostoff, Assistant Secretary
John T. Sheehy                 Margaret A. Bancroft, Assistant Secretary
                               Sander M. Bieber, Assistant Secretary

The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed thereon.

This report, including the financial statements herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section
23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

                  Aberdeen Australia Equity Fund, Inc.

Corporate Information

Investment Manager           Aberdeen Asset Managers (C.I.) Limited
                             P.O. Box 578, 17 Bond Street
                             St. Helier, Jersey, JE4 5XB Channel Islands

Investment Adviser           Aberdeen Asset Management Limited
                             Level 6, 201 Kent Street
                             Sydney, NSW 2000, Australia

Administrator                Prudential Investments LLC
                             Gateway Center Three
                             100 Mulberry Street
                             Newark, NJ 07102-4077

Custodian & Transfer Agent   State Street Bank and Trust Company
                             One Heritage Drive
                             North Quincy, MA 02171

Independent Accountants      PricewaterhouseCoopers LLP
                             1177 Avenue of the Americas
                             New York, NY 10036

Legal Counsel                Dechert
                             1775 Eye Street N.W.
                             Washington, DC 20006-2401

                             Stikeman Elliott
                             Level 40, Chifley Tower
                             Two Chifley Square
                             Sydney, NSW 2000, Australia

Investor Relations           Aberdeen Asset Management
                             45 Broadway, 31st Floor
                             New York, NY 10006
                             (800) 522-5465 or (212) 968-8800
                             InvestorRelations@aberdeen-asset.com

                                 (LOGO)
                                Aberdeen
                             ASSET MANAGERS
                  Aberdeen Asset Managers (C.I.) Limited

          Shares of Aberdeen Australia Equity Fund, Inc. are traded
                 on the American Stock Exchange and on the
          Pacific Stock Exchange under the symbol "IAF". Information about the Fund's net asset value and market price
           is published weekly in Barron's and in the Monday edition
                         of The Wall Street Journal.

                                  003011103